                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  FORM 8-K/A

                               (AMENDMENT NO. 1)

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):          June 12, 2000
                                                              -------------

                     FIRST USA BANK, NATIONAL ASSOCIATION
                       (As Successor to BANK ONE, N.A.)
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            (Exact name of registrant as specified in its charter)

         (As Servicer on behalf of BANC ONE CREDIT CARD MASTER TRUST)

                                 United States
                                 -------------
                (State or other jurisdiction of incorporation)

               0-25636                                 51-0269396
             -----------                               ----------
        (Commission File Number)         (IRS Employer Identification Number)




201 North Walnut Street, Wilmington, Delaware                             19801
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(Address of principal executive offices)                              (Zip Code)


            (302) 594-4117
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Registrant's telephone number, including area code

This Amendment No. 1 on Form 8-K/A is being filed soley for the purpose of filing corrected Exhibits 99.1, 99.2, 99.3 and 99.4 which shall replace Exhibits 99.1, 99.2, 99.3 and 99.4 as originally filed with this Form 8-K.

Item 5.   Other Events

               In the May reporting period, certain charge-off policies for the Trust were changed in order to conform these policies to new guidelines adopted by the Federal Financial Institution Examination Council. The changes relate to the timing of recognition of losses on accounts of which the cardholder has filed for bankruptcy or died. The implementation of these changes has caused a one-time acceleration of certain charge-offs. Accounts of bankrupt cardholders were previously charged off 90 days after First USA Bank, National Association, the Servicer of the Trust, was notified of bankruptcy. These accounts will now be charged off 60 days after notification. Accounts of deceased customers were previously charged off after 180 days but under the new policy will be charged off after 60 days.

               These policy changes will cause a one-time increase in net credit losses for the May Trust results. Reported Trust net credit losses for May were 10.82% after the one time increase in charge-offs due to bankruptcy or death of 4.56%. Without the impact of the policy change, net credit losses would have been 6.26%. The impact on one month excess spread and three month average excess spread was approximately 4.56% and 1.52%, respectively.

               On June 12, 2000, the Banc One Credit Card Master Trust (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the following Certificates issued by the Trust, each of which is included in Group One and is a Principal Sharing
          Series:

               6.15% Class A Asset Backed Certificates, Series 1995-A
               6.30% Class B Asset Backed Certificates, Series 1995-A
               6.30% Class A Asset Backed Certificates, Series 1995-B
               6.45% Class B Asset Backed Certificates, Series 1995-B Floating Rate Class A Asset Backed Certificates, Series 1996-A Floating Rate Class B Asset Backed Certificates, Series 1996-A



Item 7.   Financial Statements and Exhibits

          (c) Exhibits.

          See page 4 for Exhibit Index.

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              First USA Bank, N.A., as Servicer, on behalf of BANC ONE CREDIT CARD MASTER TRUST



                                By:     /s/ Tracie H. Klein
                                       ---------------------------------------
                                Name:   Tracie H. Klein
                                Title:  First Vice President


Date:  August 30, 2000
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EXHIBIT INDEX

Exhibit    Description                                                                     Page
-------    -----------                                                                     ----
99.1       The Series Allocation Report for the monthly Period ending May 31, 2000.        5-6

99.2       Banc One Credit Card Master Trust - Summary Report for Series 1995-A            7-8

99.3       Banc One Credit Card Master Trust - Summary Report Series 1995-B               9-10

99.4       Banc One Credit Card Master Trust - Summary Report for Series 1996-A          11-12

99.5*      Monthly Servicer's Certificates                                               13-15


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* Previously filed